SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                      THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 1, 1996

                             RALSTON PURINA COMPANY
             -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)

      MISSOURI             1-4582          No. 43-0470580
- --------------------------------------------------------------------------------
(State or Other                             (Commission     (IRS Employer
 Jurisdiction of        File Number)       Identification
 Incorporation)                               Number)


CHECKERBOARD SQUARE ST. LOUIS, MISSOURI        63164
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(Address of Principal Executive Offices                (Zip Code)


                       (314) 982-1000
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          (Registrant's telephone number, including area code)

Item 5. Other Events


On March  29, 1996, the Company released the following statement to the public:

"St. Louis, Missouri, March 29, 1996 ... Ralston Purina Company announced today its intention to separate its international agricultural animal feeds business in a tax-free spin-off to shareholders. Completion of the spin-off may take nine to 12 months and is contingent upon a favorable tax ruling from the Internal Revenue Service and approval by the Ralston Purina Board of Directors. Ralston's international pet food business is not included in the proposed spin-off and will remain part of Ralston's Pet Products group.

Wasserstein Perella & Co., an investment banking firm, has been retained by management to assist with the spin-off.

Ralston's international animal feeds is a leading international producer of formula animal feeds and agricultural products. Its products are marketed outside the United States under the Purina Chow global brand. Fiscal 1995 sales were $1.12 billion."



SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              RALSTON PURINA COMPANY



                              By:  James R. Elsesser
                                   Vice President and
                                   Chief Financial Officer

Dated: April 1, 1996